Exhibit 24.1

SPECIAL POWER OF ATTORNEY

The undersigned hereby constitutes and appoints, William H. Baumhauer and Frederick J. Dreibholz and each of them jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 29, 2003 and any and all amendment thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nathaniel Rothschild Nathaniel Rothschild Dated: August 5, 2003

SPECIAL POWER OF ATTORNEY

The undersigned hereby constitutes and appoints, William H. Baumhauer and Frederick J. Dreibholz and each of them jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 29, 2003 and any and all amendment thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Alan D. Schwartz Alan D. Schwartz Dated: August 5, 2003

SPECIAL POWER OF ATTORNEY

The undersigned hereby constitutes and appoints, William H. Baumhauer and Frederick J. Dreibholz and each of them jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 29, 2003 and any and all amendment thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Stephen F. Edwards Stephen F. Edwards Dated: August 5, 2003

SPECIAL POWER OF ATTORNEY

The undersigned hereby constitutes and appoints, William H. Baumhauer and Frederick J. Dreibholz and each of them jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 29, 2003 and any and all amendment thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Timothy Barakett Timothy Barakett Dated: August 5, 2003

SPECIAL POWER OF ATTORNEY

The undersigned hereby constitutes and appoints, William H. Baumhauer and Frederick J. Dreibholz and each of them jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 29, 2003 and any and all amendment thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James Goodwin James Goodwin Dated: August 5, 2003

SPECIAL POWER OF ATTORNEY

The undersigned hereby constitutes and appoints, William H. Baumhauer and Frederick J. Dreibholz and each of them jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 29, 2003 and any and all amendment thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Charles G. Phillips, III Charles G. Phillips, III Dated: August 5, 2003

SPECIAL POWER OF ATTORNEY

The undersigned hereby constitutes and appoints, William H. Baumhauer and Frederick J. Dreibholz and each of them jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 29, 2003 and any and all amendment thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ian Hamilton Ian Hamilton Dated: August 14, 2003

SPECIAL POWER OF ATTORNEY

The undersigned hereby constitutes and appoints, William H. Baumhauer and Frederick J. Dreibholz and each of them jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Champps Entertainment, Inc. for the fiscal year ended June 29, 2003 and any and all amendment thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Michael O'Donnell Michael O'Donnell Dated: August 7, 2003